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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                FEBRUARY 9, 2004

                          STURM, RUGER & COMPANY, INC.
             (Exact Name of Registrant as Specified in its Charter)

   DELAWARE                        001-10435                   06-0633559
(State or Other                   (Commission                 (IRS Employer
Jurisdiction of                  File Number)             Identification Number)
 Incorporation)

             ONE LACEY PLACE, SOUTHPORT, CONNECTICUT      06890
          (Address of Principal Executive Offices)      (Zip Code)

        Registrant's telephone number, including area code (203) 259-7843

                                      N/A
       ------------------------------------------------------------------
         (Former name or former address, if changed since last report)

                                  Page 1 of 9

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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On February 9, 2004, the Company issued a press release to stockholders and other interested parties regarding financial results for the fourth quarter and year ended December 31, 2003. A copy of the press release is furnished as
Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

         The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        STURM, RUGER & COMPANY, INC.

                                        By: /S/ THOMAS A. DINEEN
                                            ------------------------------------
                                            Name:  Thomas A. Dineen
                                            Title: Principal Financial Officer,
                                                   Treasurer and Chief Financial
                                                   Officer

Dated: February 9, 2004

                                INDEX TO EXHIBITS

              EXHIBIT NUMBER                       DESCRIPTION
                   99.1                  Press release of Sturm, Ruger &
                                         Company, Inc., dated February 9,
                                           2004, reporting the financial
                                        results for the fourth quarter and
                                           year ended December 31, 2003.

                                       2